                                                                    Exhibit 23.2
                                                     Consent of Sherb & Co., LLP



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference, in this Registration Statement on Form S-8 dated August 31, 2005 to register 1,500,000 shares of common stock for Multi Media Tutorial Services, Inc., of our report dated June 17, 2005, appearing in their Annual Report on Form 10-KSB for the year ended February 28, 2005.





                                                    /s/ Sherb & Co., LLP
                                                    --------------------
                                                    Certified Public Accountant

New York, New York
August 31, 2005




                                       6